                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 2004


                           COVANTA ENERGY CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                        1-3122               13-5549268
          -----------                    ----------           ---------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                                  40 LANE ROAD
                           FAIRFIELD, NEW JERSEY 07004
                                   ----------

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 (973) 882-9000
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER MATERIAL EVENTS AND REGULATION FD DISCLOSURES.


On May 28 2004, Covanta Energy Corporation ("Covanta") and its parent company, Danielson Holding Corporation, issued a joint press release announcing the assignment by Moody's Investors Service, Inc. of a credit rating for Covanta's 8.25% Senior Notes and issuer ratings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits

         Exhibit No.       Exhibit
         -----------       -------

         99.1 Press Release issued by Covanta Energy Corporation and Danielson Holding Corporation, dated May 28, 2004.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 28, 2004

COVANTA ENERGY CORPORATION
(Registrant)



By:      /s/ Timothy J. Simpson
         -------------------------------
Name:    Timothy J. Simpson,
Title:   Senior Vice President, General
         Counsel and Secretary



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


                           COVANTA ENERGY CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.       Exhibit
         -----------       -------
         99.1              Press Release issued by Covanta Energy Corporation and
                           Danielson Holding Corporation, dated May 28, 2004.



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